EXHIBIT 10.5.2




                                 DATED ___, 2002























                          HOLMES FINANCING (NO. 6) PLC












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                SIXTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION
                                    SCHEDULE
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                                  ALLEN & OVERY
                                     London
                                  ICM:572268.3



























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THIS SIXTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE is signed for the purposes of identification on o, 2002 by:


(1)     ALLEN & OVERY of One New Change, London EC4M 9QQ; and

(2)     SLAUGHTER AND MAY of One Bunhill Row, London EC1Y 8YY.


1.      DEFINITIONS

        Words and expressions used in the Transaction Documents shall, unless otherwise defined in such Transaction Documents or unless the context otherwise requires, have the same meanings as set out in this Sixth Issuer Master Definitions and Construction Schedule.

        "ADDITIONAL INTEREST" has the meaning given in Condition 4(B) of the Sixth Issuer Notes;

        "ADDITIONAL PERCENTAGE" means the cost imputed to the Sixth Issuer Liquidity Facility Provider of compliance with:

        (a) cash and special deposit requirements of the Bank of England and/or the banking supervision or other costs imposed by the Financial Services Authority, as determined in accordance with
                Schedule 2 of the Sixth Issuer Liquidity Facility Agreement; and

        (b)     any reserve asset requirements of the European Central Bank;

        "AGENT BANK" means JPMorgan Chase Bank, London Branch or such other person for the time being acting as agent bank under the Sixth Issuer Paying Agent and Agent Bank Agreement;

        "AGENTS" means the Principal Paying Agent, the US Paying Agent, the Swiss Paying Agents, the Registrar, the Transfer Agent and the Agent Bank;

        "AMENDMENT AGREEMENT TO INTERCOMPANY LOAN TERMS AND CONDITIONS" means the amendment agreement so named dated the Second Issuer Closing Date;

        "AUDITORS" means Deloitte & Touche of Stonecutter Court, 1 Stonecutter Street, London EC4A 4TR or such other internationally recognised independent firm of auditors selected from time to time by the Sixth Issuer, the Sixth Issuer Security Trustee and the Security Trustee;

        "AUTHORISED DENOMINATIONS" means denominations of, in the case of the Series 1 Class A Sixth Issuer Notes, the Series 1 Class B Sixth Issuer Notes, the Series 1 Class C Sixth Issuer Notes, the Series 2 Class A Sixth Issuer Notes, the Series 2 Class B Sixth Issuer Notes, the Series 2 Class C Sixth Issuer Notes, the Series 4 Class A1 Sixth Issuer Notes, the Series 4 Class B Sixth Issuer Notes and the Series 4 Class C Sixth Issuer Notes, US$1,000, US$10,000 or US$100,000 and integral multiples thereof; in the case of the Series 3 Class A Sixth Issuer Notes, the Series 3 Class B Sixth Issuer Notes and the Series 3 Class C Sixth Issuer Notes, (euro)10,000 or (euro)100,000 and integral multiples thereof; in the case of the Series 5 Class A Sixth Issuer Notes, the Series 5 Class B Sixth Issuer Notes and the Series 5 Class C Sixth Issuer Notes, (pound)10,000 or (pound)100,000 and integral multiples thereof; and in the case of

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        the Series 4 Class A2 Sixth Issuer Notes, CHF5,000 and integral multiples thereof, and in any case such denominations (in each case) as the Note Trustee shall determine and notify to the relevant Sixth Issuer Noteholders;

        "AUTHORISED INVESTMENTS" means:

        (a)     Sterling gilt-edged securities; and

        (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) (which may include deposits in any account which earns a rate of interest related to LIBOR) provided that in all cases such investments have a maturity date of 90 days or less and mature on or before the next Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or entity with which the demand or time deposits are made (being an authorised person under the Financial Services and Markets Act 2000) are rated A-1+ by Standard & Poor's, F-1+ by Fitch and P-1 by Moody's or their equivalents by three other internationally recognised rating agencies;

        "AUTHORISED SIGNATORY" means any authorised signatory referred to in the Sixth Issuer Account Mandates;

        "BASIC TERMS MODIFICATION" has the meaning given in paragraph 5 of
        Schedule 4 to the Sixth Issuer Trust Deed;

        "BOOK-ENTRY INTEREST" means a beneficial interest in a global note representing the relevant class of Sixth Issuer Notes shown on records maintained in book-entry form by DTC, Euroclear or Clearstream, Luxembourg or SIS, as the case may be;

        "BULLET AMOUNT" means:

        (a) in respect of the Sixth Issuer Series 2 Term AAA Advance, the sum of (pound)[798,000,000], in respect of the Sixth Issuer Series 3 Term AAA Advance, the sum of (pound)[752,000,000], in respect of the Sixth Issuer Series 4A1 Term AAA Advance, the sum of (pound)[479,000,000] and in respect of the Sixth Issuer Series 4A2 Term AAA Advance, the sum of (pound)[299,000,000]; or

        (b) in respect of any New Term Advance which is a Bullet Term Advance, the scheduled amount of principal due in respect of such Bullet Term Advance on the relevant Scheduled Repayment Date;


        "BULLET TERM ADVANCE" means the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance, the Sixth Issuer Series 4 Term AAA Advances and any New Term Advance, the full amount of principal of which is due on a Scheduled Repayment Date;


        "BUSINESS DAY" means a day which is a London Business Day and a New York Business Day and a TARGET Business Day and also (in the case of the Series 4 Class A2 Sixth Issuer Notes) a Zurich Business Day;

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        "CLASS A SIXTH ISSUER ENFORCEMENT NOTICE" means a notice issued by the
        Note Trustee to the Sixth Issuer and the Sixth Issuer Security Trustee declaring the Class A Sixth Issuer Notes to be due and repayable pursuant to Condition 9(A) of the Sixth Issuer Notes;

        "CLASS B SIXTH ISSUER ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Sixth Issuer and the Sixth Issuer Security Trustee declaring the Class B Sixth Issuer Notes to be due and repayable pursuant to Condition 9(B) of the Sixth Issuer Notes;

        "CLASS C SIXTH ISSUER ENFORCEMENT NOTICE" means a notice issued by the Note Trustee to the Sixth Issuer and the Sixth Issuer Security Trustee declaring the Class C Sixth Issuer Notes to be due and repayable pursuant to Condition 9(C) of the Sixth Issuer Notes;

        "CLASS A SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Class A Sixth Issuer Notes;

        "CLASS B SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Class B Sixth Issuer Notes;

        "CLASS C SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Class C Sixth Issuer Notes;

        "CLASS A SIXTH ISSUER NOTES" means the Series 1 Class A Sixth Issuer Notes, the Series 2 Class A Sixth Issuer Notes, the Series 3 Class A Sixth Issuer Notes, the Series 4 Class A Sixth Issuer Notes and the Series 5 Class A Sixth Issuer Notes;

        "CLASS B SIXTH ISSUER NOTES" means the Series 1 Class B Sixth Issuer Notes, the Series 2 Class B Sixth Issuer Notes, the Series 3 Class B Sixth Issuer Notes, the Series 4 Class B Sixth Issuer Notes and the Series 5 Class B Sixth Issuer Notes;

        "CLASS C SIXTH ISSUER NOTES" means the Series 1 Class C Sixth Issuer Notes, the Series 2 Class C Sixth Issuer Notes, the Series 3 Class C Sixth Issuer Notes, the Series 4 Class C Sixth Issuer Notes and the Series 5 Class C Sixth Issuer Notes;

        "COMMON DEPOSITARY" means JPMorgan Chase Bank, London Branch, in its capacity as common depositary for Euroclear Bank S.A./N.V., as operator of the Euroclear System and Clearstream Banking, societe anonyme;

        "CONDITIONS" or "TERMS AND CONDITIONS" means the terms and conditions of the Sixth Issuer Notes set out in Schedule 3 to the Sixth Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Sixth Issuer Trust Deed and any reference to a numbered Condition shall be construed accordingly;

        "CORPORATE SERVICES AGREEMENT" means the agreement dated on or about the Initial Closing Date and made between the Funding Corporate Services Provider, Holdings, the First Issuer, Funding, the Mortgages Trustee, the First Issuer Post-Enforcement Call Option Holder, the Seller and the Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the First Issuer, Funding, the Mortgages Trustee, Holdings and the First Issuer Post-Enforcement Call Option Holder;

        "CORPORATE SERVICES PROVIDER" means SPV Management Limited or such other person or persons for the time being acting as corporate services provider to Funding and certain other


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        parties under the Corporate Services Agreement and acting as corporate services provider under the Sixth Issuer Corporate Services Agreement;

        "CURRENCY SWAP AGREEMENTS" means the Series 1 Class A Dollar Currency Swap Agreement, the Series 1 Class B Dollar Currency Swap Agreement, the Series 1 Class C Dollar Currency Swap Agreement, the Series 2 Class A Dollar Currency Swap Agreement, the Series 2 Class B Dollar Currency Swap Agreement, the Series 2 Class C Dollar Currency Swap Agreement, the Series 3 Class A Euro Currency Swap Agreement, the Series 3 Class B Euro Currency Swap Agreement, the Series 3 Class C Euro Currency Swap Agreement, the Series 4 Class A1 Dollar Currency Swap Agreement, the Series 4 Class B Dollar Currency Swap Agreement, the Series 4 Class C Dollar Currency Swap Agreement and the Series 4 Class A2 Swiss Franc Currency Swap Agreement;

        "CURRENCY SWAP PROVIDER" means the relevant swap provider in relation to each of the Dollar Currency Swaps, Euro Currency Swapsor Swiss Franc Currency Swap, as the case may be, and "CURRENCY SWAP PROVIDERS" means all of them;

        "CURRENCY SWAP PROVIDER DEFAULT" means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Currency Swap Provider is the Defaulting Party;

        "DEFAULT" means a Sixth Issuer Liquidity Facility Event of Default or an event which, with the giving of notice, lapse of time, determination of materiality or fulfilment of any other applicable condition (or any combination of the foregoing), would constitute a Sixth Issuer Liquidity Facility Event of Default;

        "DEFAULT RATE" means the rate of interest charged to, in respect of the Sixth Issuer Liquidity Facility Agreement, the Sixth Issuer on the amount the Sixth Issuer is owing and is overdue under the terms of the Sixth Issuer Liquidity Facility Agreement to the Sixth Issuer Liquidity Facility Provider;

        "DEFAULTING PARTY" has the meaning given to it in the Sixth Issuer Swap Agreements;

        "DEFERRED INTEREST" has the meaning given in Condition 4(B) of the Sixth Issuer Notes;

        "DEFINITIVE SIXTH ISSUER NOTES" means the Dollar Definitive Sixth Issuer Notes, the Reg S Definitive Sixth Issuer Notes and the Swiss Reg S Definitive Sixth Notes;

        "DESIGNATED SUBSIDIARY" has the meaning given in Clause 2.2 of the Sixth Issuer Post-Enforcement Call Option Agreement;

        "DISTRIBUTION COMPLIANCE PERIOD" means the period until and including the 40th day after the later of the commencement of the offering of the Sixth Issuer Notes and the Sixth Issuer Closing Date;

        "DOLLAR CURRENCY SWAP AGREEMENTS" means the Series 1 Dollar Currency Swap Agreements, the Series 2 Dollar Currency Swap Agreements and the Series 4 Dollar Currency Swap Agreements;



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        "DOLLAR CURRENCY SWAP PROVIDER DEFAULT" means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Dollar Currency Swap Provider is the Defaulting Party;

        "DOLLAR CURRENCY SWAP PROVIDERS" means the Series 1 Dollar Currency Swap Provider, the Series 2 Dollar Currency Swap Provider and the Series 4 Dollar Currency Swap Provider;

        "DOLLAR CURRENCY SWAP RATES" means the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to, as applicable, the Series 1 Class A Dollar Currency Swap Agreement, the Series 1 Class B Dollar Currency Swap Agreement, the Series 1 Class C Dollar Currency Swap Agreement, the Series 2 Class A Dollar Currency Swap Agreement, the Series 2 Class B Dollar Currency Swap Agreement, the Series 2 Class C Dollar Currency Swap Agreement, the Series 4 Class A1 Dollar Currency Swap Agreement, the Series 4 Class B Dollar Currency Swap Agreement and the Series 4 Class C Dollar Currency Swap Agreement (in each case, as applicable), or, if there is no relevant Dollar Currency Swap Agreement in effect at such time, the "SPOT" rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars on the foreign exchange markets;

        "DOLLAR CURRENCY SWAPS" means the Sterling-Dollar currency swaps made under the Series 1 Dollar Currency Swap Agreements, the Series 2 Dollar Currency Swap Agreements and the Series 4 Dollar Currency Swap Agreements;

        "DOLLAR DEFINITIVE SIXTH ISSUER NOTES" means the Series 1 Class A Definitive Sixth Issuer Notes, the Series 1 Class B Definitive Sixth Issuer Notes, the Series 1 Class C Definitive Sixth Issuer Notes, the Series 2 Class A Definitive Sixth Issuer Notes, the Series 2 Class B Definitive Sixth Issuer Notes, the Series 2 Class C Definitive Sixth Issuer Notes, the Series 4 Class A1 Definitive Sixth Issuer Notes, the Series 4 Class B Definitive Sixth Issuer Notes and the Series 4 Class C Definitive Sixth Issuer Notes;

        "DOLLAR GLOBAL SIXTH ISSUER NOTES" means the Series 1 Class A Global Sixth Issuer Note, the Series 1 Class B Global Sixth Issuer Note, the Series 1 Class C Global Sixth Issuer Note, the Series 2 Class A Global Sixth Issuer Note, the Series 2 Class B Global Sixth Issuer Note, the Series 2 Class C Global Sixth Issuer Note, the Series 4 Class A1 Global Sixth Issuer Note, the Series 4 Class B Global Sixth Issuer Note and the Series 4 Class C Global Sixth Issuer Note;

        "DOLLAR INTEREST DETERMINATION DATE" means two London Business Days before the first day of the Interest Period for which the rate will apply;

        "EURO CURRENCY SWAPS" means the Sterling-Euro currency swaps made under the Euro Currency Swap Agreements;

        "EURO CURRENCY SWAP AGREEMENTS" means the Series 3 Class A Euro Currency Swap Agreement, the Series 3 Class B Euro Currency Swap Agreement and the Series 3 Class C Euro Currency Swap Agreement;

        "EURO CURRENCY SWAP PROVIDER" means the Series 3 Class A Euro Currency Swap Provider, the Series 3 Class B Euro Currency Swap Provider and the Series 3 Class C Euro Currency Swap Provider;



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        "EURO CURRENCY SWAP PROVIDER DEFAULT" means the occurrence of an Event of Default (as defined in the Euro Currency Swap Agreements) where a Euro Currency Swap Provider is the Defaulting Party;

        "EURO CURRENCY SWAP RATES" means the rates at which Euros are converted to Sterling or, as the case may be, Sterling is converted to Euros pursuant to the Series 3 Class A Euro Currency Swap Agreement, the Series 3 Class B Euro Currency Swap Agreement and the Series 3 Class C Euro Currency Swap Agreement (in each case, as applicable), or, if there is no relevant Euro Currency Swap Agreement in effect at such time, the "SPOT" rate at which Euros are converted to Sterling or, as the case may be, Sterling is converted to Euros on the foreign exchange markets;

        "EURO INTEREST DETERMINATION DATE" means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

        "EVENT OF DEFAULT" means an event of default pursuant to Condition 9 of the Sixth Issuer Notes;

        "EXCHANGE RATE" means the exchange rate set out in each swap confirmation dated on or about the Sixth Issuer Closing Date under the Currency Swap Agreements;

        "EXTENSION REQUEST" has the meaning set out in Clause 2.3(a) of the Sixth Issuer Liquidity Facility Agreement;

        "EXTRAORDINARY RESOLUTION" has the meaning set out in paragraph 23 of
        Schedule 4 to the Sixth Issuer Trust Deed;

        ["FEE LETTER" means, the letter dated the date of the Sixth Issuer Liquidity Facility Agreement between the Sixth Issuer Liquidity Facility Provider and the Sixth Issuer setting out the amount of various fees referred to in Clause 17 of the Sixth Issuer Liquidity Facility Agreement;]

        "FINAL MATURITY DATE" means in respect of:

        (a) the Series 1 Class A Sixth Issuer Notes, the Interest Payment Date falling in [October 2003];

        (b) the Series 2 Class A Sixth Issuer Notes, the Interest Payment Date falling in [April 2008];

        (c) the Series 3 Class A Sixth Issuer Notes, the Interest Payment Date falling in [October, 2009];

        (d) the Series 4 Class A1 Sixth Issuer Notes, the Interest Payment Date falling in [October 2009];

        (e) the Series 4 Class A2 Sixth Issuer Notes, the Interest Payment Date falling in [October 2009];

        (f) the Series 5 Class A Sixth Issuer Notes, the Interest Payment Date falling in [July 2040];



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        (g)     the Series 1 Class B Sixth Issuer Notes, the Interest Payment
                Date falling in [July 2040];

        (h) the Series 2 Class B Sixth Issuer Notes, the Interest Payment Date falling in [July 2040];

        (i) the Series 3 Class B Sixth Issuer Notes, the Interest Payment Date falling in [July 2040];

        (j) the Series 4 Class B Sixth Issuer Notes, the Interest Payment Date falling in [July 2040];

        (k) the Series 5 Class B Sixth Issuer notes, the Interest Payment Date falling in [July 2040];

        (l) the Series 1 Class C Sixth Issuer Notes, the Interest Payment Date falling in [July 2040];

        (m) the Series 2 Class C Sixth Issuer Notes, the Interest Payment Date falling in [July 2040];

        (n) the Series 3 Class C Sixth Issuer Notes, the Interest Payment Date falling in [July 2040];

        (o) the Series 4 Class C Sixth Issuer Notes, the Interest Payment Date falling in [July 2040]; and

        (p) the Series 5 Class C Sixth Issuer Notes, the Interest Payment Date falling in [July 2040];

        "FINAL REDEMPTION" means the date on which all moneys and other liabilities for the time being due or owing by the Sixth Issuer to the Note Trustee on behalf of the Noteholders have been paid in full;

        "FINAL REPAYMENT DATE" means in respect of:

        (a) the Sixth Issuer Series 1 Term AAA Advance, the Interest Payment Date falling in [October 2003];

        (b) the Sixth Issuer Series 2 Term AAA Advance, the Interest Payment Date falling in [April 2008];

        (c) the Sixth Issuer Series 3 Term AAA Advance, the Interest Payment Date falling in [October 2009];

        (d) the Sixth Issuer Series 4A1 Term AAA Advance, the Interest Payment Date falling in [October 2009];

        (e) the Sixth Issuer Series 4A2 Term AAA Advance, the Interest Payment Date falling in [October 2009];



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        (f)     the Sixth Issuer Series 5 Term AAA Advance, the Interest Payment
                Date falling in [July 2040];

        (g) the Sixth Issuer Series 1 Term AA Advance, the Interest Payment Date falling in [July 2040];

        (h) the Sixth Issuer Series 2 Term AA Advance, the Interest Payment Date falling in [July 2040];

        (i) the Sixth Issuer Series 3 Term AA Advance, the Interest Payment Date falling in [July 2040];

        (j) the Sixth Issuer Series 4 Term AA Advance, the Interest Payment Date falling in [July 2040];

        (k) the Sixth Issuer Series 5 Term AA Advance, the Interest Payment Date falling in [July 2040];

        (l) the Sixth Issuer Series 1 Term BBB Advance, the Interest Payment Date falling in [July 2040];

        (m) the Sixth Issuer Series 2 Term BBB Advance, the Interest Payment Date falling in [July 2040];

        (n) the Sixth Issuer Series 3 Term BBB Advance, the Interest Payment Date falling in [July 2040];

        (o) the Sixth Issuer Series 4 Term BBB Advance, the Interest Payment Date falling in [July 2040]; and

        (p) the Sixth Issuer Series 5 Term BBB Advance, the Interest Payment Date falling in [July 2040];

        "FINANCIAL ADVISER" means any financial adviser selected by the Sixth Issuer Security Trustee to give such financial advice in relation to the Sixth Issuer Notes as the Sixth Issuer Security Trustee may request from time to time;

        "FINANCIAL PERIOD" means a Financial Year or any other period in respect of which accounts are required to be prepared and certified by the auditors of the relevant company to enable it to comply with all relevant legal and accounting requirements and all requirements of any stock exchange on which are securities of the company are listed;

        "FINANCIAL YEAR" means, in the case of the Sixth Issuer, each twelve-month period ending on the last day of the calendar year; "GLOBAL SIXTH ISSUER NOTES" means the global notes issued in respect of the Sixth Issuer Notes, initially in the form of the Dollar Global Sixth Issuer Notes, the Reg S Global Sixth Issuer Notes and the Swiss Reg S Global Sixth Issuer Note;

        "HOLDINGS" means Holmes Holdings Limited;

        "ICTA" means the Income and Corporation Taxes Act 1988;



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        "INDEPENDENT CERTIFICATES" means certificates of independent parties furnished by the Sixth Issuer to the Note Trustee and in accordance with sections 314(c) and 314(d)(1) of the Trust Indenture Act;

        "INITIAL RELEVANT SCREEN RATE" means:

        (a) in respect of the Series 1 Class A Sixth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for [one-month] Dollar deposits and the arithmetic mean of the offered quotations to leading banks for [two-month] Dollar deposits and in respect of the Series 1 Class B Sixth Issuer Notes, the Series 1 Class C Sixth Issuer Notes, the Series 2 Class A Sixth Issuer Notes, the Series 2 Class B Sixth Issuer Notes, the Series 2 Class C Sixth Issuer Notes, the Series 4 Class A1 Sixth Issuer Notes, the Series 4 Class B Sixth Issuer Notes and the Series 4 Class C Sixth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for [two month] Dollar deposits and the arithmetic mean of the offered quotations to leading banks for [three-month] Dollar deposits (in each case) (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Sixth Issuer with the approval of the Note Trustee;


        (b) in respect of the Series 3 Class A Sixth Issuer Notes, the Series 3 Class B Sixth Issuer Notes and the Series 3 Class C Sixth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to prime banks for [two-month] Euro deposits and the arithmetic mean of the offered quotations to prime banks for [three-month] Euro deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 248 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Sixth Issuer with the approval of the Note Trustee; or

        (c) in respect of the Series 5 Class A Sixth Issuer Notes, the Series 5 Class B Sixth Issuer Notes and the Series 5 Class C Sixth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for [two-month] Sterling deposits and the arithmetic mean of the offered quotations to leading banks for [three-month] Sterling deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Sixth Issuer with the approval of the Note Trustee;

        "INTERCOMPANY LOAN TERMS AND CONDITIONS" means the standard terms and conditions incorporated into the Sixth Issuer Intercompany Loan Agreement and signed for the purposes of identification by the Security Trustee and Funding on or about the First Issuer Closing Date as amended by the Amendment Agreement to Intercompany Loan Terms and Conditions and the Second Amendment Agreement to Intercompany Loan Terms and Conditions;




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        "INTEREST AMOUNT" means the amount of interest payable on each Sixth
        Issuer Note in respect of the relevant Interest Period;

        "INTEREST DETERMINATION DATE" has the meaning given to it in Condition 4(C) of the Sixth Issuer Notes;

        "INTEREST PAYMENT DATE" means, as applicable, a Quarterly Interest Payment Date, a Series 1 Class A Interest Payment Date, and/or a Series 4 Class A2 Interest Payment Date;

        "INTEREST PERIOD" means in respect of:

        (a) interest payments made in respect of the Sixth Issuer Notes (other than the Series 1 Class A Sixth Issuer Notes and the Series 4 Class A2 Sixth Issuer Notes) the period from (and including) a Quarterly Interest Payment Date (or in respect of the first Interest Period, the Closing Date) to (but excluding) the next following (or first) Quarterly Interest Payment Date;


        (b) the Series 1 Class A Sixth Issuer Notes, the period from (and including) a Series 1 Class A Interest Payment Date (or in respect of the first interest period, the Closing Date) to (but excluding) the next following (or first) Series 1 Class A Interest Payment Date, except that following the occurrence of a Trigger Event or the enforcement of the Sixth Issuer Security in accordance with the Sixth Issuer Deed of Charge, the Interest Period for the Series 1 Class A Sixth Issuer Notes will be the monthly period from (and including) the 15th day of a month (or, if such day is not a Business Day, the next succeeding Business
                Day) to (but excluding) the 15th day of the next following month (or, if such day is not a Business Day, the next succeeding Business Day); and


        (c) the Series 4 Class A2 Sixth Issuer Notes, the period from (and including) the Closing Date to (but excluding) the [15th October 2003] and thereafter means the period from (and including) the 15th day of each of October to (but excluding) the 15th day of the next following October, except that:


                (1) prior to the Interest Payment Date falling in [October 2007], if a Trigger Event occurs or the Sixth Issuer Security is enforced in accordance with the Sixth Issuer Deed of Charge, then the Interest Period for the Series 4 Class A2 Sixth Issuer Notes will be the period from (and including) the 15th day of the then next to occur of January, April, July and October to (but excluding) the 15th day of the following earliest to occur of January, April, July and October, and thereafter will be the period from (and including) the 15th day of each of January, April, July and October to (but excluding) the next following 15th day of January, April, July and October, provided that the Interest Period ending in [October 2007] shall extend to (but exclude) the Series 4 Class A2 Interest Payment Date falling in [October 2007]; and


                (2) on and from the Series 4 Class A2 Interest Payment Date falling in [October 2007], the Interest Period for the Series 4 Class A2 Sixth Issuer Notes will be



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                        the period from (and including) a Series 4 Class A2
                        Interest Payment Date to (but excluding) the next following Series 4 Class A2 Interest Payment Date;

        "ISSUER ORDER" means a written order or request signed in the name of the Sixth Issuer by two directors of the Sixth Issuer;

        "ISSUER'S CERTIFICATE" means a certificate signed in the name of the Sixth Issuer by two directors of the Sixth Issuer;

        "LEAD MANAGERS" means Barclays Bank PLC, and J.P. Morgan Securities
        Ltd.;

        "LETTER OF REPRESENTATIONS" means the letter of representations to DTC dated on or about the Sixth Issuer Closing Date from the Principal Paying Agent and the Sixth Issuer;

        "LIBOR" means in relation to the Sixth Issuer Liquidity Facility Drawing or, as the case may be, the Sixth Issuer Liquidity Facility Stand-by
        Drawing:

        (a) the display rate per annum of the offered quotation for deposits in the currency of the relevant Sixth Issuer Liquidity Drawing or unpaid sum for a period equal to the required period which appears on Moneyline Telerate Page 3750 or Moneyline Telerate Page 3740 (as appropriate) at or about 11.00 a.m. on the relevant Quotation Date; or

        (b) if the display rate cannot be determined under paragraph (a) above, the rate determined by the Sixth Issuer Liquidity Facility Provider to be the arithmetic mean (rounded, if necessary, to the nearest five decimal places with the midpoint rounded upwards) of the rates notified to the Sixth Issuer Liquidity Facility Provider by each of the Reference Banks quoting (provided that at least two Reference Banks are quoting) as the rate at which such Reference Bank is offering deposits in the required currency and for the required period in an amount comparable to that amount to prime banks in the London inter-bank market at or about 11.00 a.m. on the relevant Quotation Date for such period;

        for the purposes of this definition:

                "QUOTATION DATE" means, in relation to any Interest Period for which an interest rate is to be determined under the Sixth Issuer Liquidity Facility Agreement, the day on which quotations would ordinarily be given by banks in the London inter-bank market for deposits in the relevant currency for delivery on the first day of that Interest Period; provided that if, for any such period, quotations would ordinarily be given on more than one date, the Quotation Date for that period shall be the last of those dates;

                "REFERENCE BANKS" means the principal London office of each of Barclays Bank PLC, National Westminster Bank Plc and Lloyds Bank PLC or any bank that replaces any of them; and



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                                       12

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                "MONEYLINE TELERATE PAGE 3750" means the display designated as
                Page 3750; and "MONEYLINE TELERATE PAGE 3740" means the display designated as Page 3740, in each case on the Telerate Service (or such other pages as may replace Page 3750 or Page 3740 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

        "LONDON BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks are generally open for business in London;

        "LONDON STOCK EXCHANGE" means the London Stock Exchange PLC;

        "MANAGERS" means:

        (a) in relation to the Series 1 Sixth Issuer Notes the Series 2 Sixth Issuer Notes, and the Series 4 Sixth Issuer Notes (other than the Series 4 Class A2 Sixth Issuer Notes) Barclays Bank PLC and J.P. Morgan Securities Inc.;

        (b) in relation to the Series 3 Sixth Issuer Notes and the Series 5 Sixth Issuer Notes, Barclays Bank PLC and J.P. Morgan Securities Ltd.; and

        (c) in relation to the Series 4 Class A2 Sixth Issuer Notes, the Swiss Managers; "MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE" means the Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Slaughter and May on or about the Sixth Issuer Closing Date, as the same may be further amended, restated and supplemented from time to time;

        "NEW SIXTH ISSUER LIQUIDITY FACILITY PROVIDER" has the meaning given to it in Clause 24.4 of the Sixth Issuer Liquidity Facility Agreement;

        "NEW YORK BUSINESS DAY" means a day (other than a Saturday or a Sunday) on which banks are generally open in the city of New York;

        "NOTE DETERMINATION DATE" means four Business Days prior to each Interest Payment Date;

        "NOTE ENFORCEMENT NOTICE" means a Class A Enforcement Notice a Class B Enforcement Notice or a Class C Enforcement Notice either alone or together;

        "NOTE EVENT OF DEFAULT" means an event of default pursuant to Condition 9 of the Sixth Issuer Notes;

        "NOTE PRINCIPAL PAYMENT" means the principal amount redeemable in respect of each Note;

        "NOTE TRUSTEE" means The Bank of New York, London Branch at One Canada Square, London E14 5HL or such person or persons for the time being acting as note trustee or trustees under the Sixth Issuer Trust Deed;

        "NOTEHOLDERS" means the holders for the time being of the Sixth Issuer Notes;



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        "NOTICE" means, in respect of notice being given to the Noteholders, a notice duly given in accordance with Condition 14 of the Sixth Issuer Notes;

        "NOTICE OF EXTENSION" has the meaning given to that term in Clause 2.3(C) of the Sixth Issuer Liquidity Facility Agreement;

        "NOVATION CERTIFICATE" has the meaning given to it in Clause 24.5 of the Sixth Issuer Liquidity Facility Agreement;

        "OFFICER'S CERTIFICATE" means an officers' certificate furnished by the Sixth Issuer to the Note Trustee and complying with the provisions of
        Section 314 of the Trust Indenture Act;

        "OPINION OF COUNSEL" means an opinion of counsel furnished by the Sixth Issuer to the Note Trustee and complying with the provisions of Section 314 of the Trust Indenture Act;

        "OPTION" has the meaning given to it in Clause 2.2 of the Sixth Issuer Post-Enforcement Call Option Agreement;

        "OPTION EXERCISE DATE" has the meaning ascribed to that expression in Condition 10(B) of the Sixth Issuer Notes and Clause 2.1 of the Sixth Issuer Post-Enforcement Call Option Agreement;

        "PAYING AGENTS" means the Principal Paying Agent and the US Paying
        Agent;

        "POOL FACTOR" has the meaning given to it in Condition 5(C) of the Sixth Issuer Notes;

        "POST-ENFORCEMENT CALL OPTION HOLDER" or "PECOH" means PECOH Limited;

        "POTENTIAL NOTE EVENT OF DEFAULT" has the same meaning as "POTENTIAL SIXTH ISSUER EVENT OF DEFAULT";

        "POTENTIAL SIXTH ISSUER EVENT OF DEFAULT" or "POTENTIAL SIXTH ISSUER NOTE EVENT OF DEFAULT" means any condition, event or act which with the lapse of time and/or the giving of any notice would constitute a Sixth Issuer Event of Default;

        "PRINCIPAL AMOUNT OUTSTANDING" has the meaning set out in Condition 5(C) of the Sixth Issuer Notes;

        "PRINCIPAL PAYING AGENT" means JPMorgan Chase Bank, London Branch in its capacity as principal paying agent in the United Kingdom pursuant to the Sixth Issuer Paying Agent and Agent Bank Agreement;

        "PROSPECTUS" means the prospectus dated ___ October, 2002 in relation to the issue of the Sixth Issuer Notes;

        "QUARTERLY INTEREST PAYMENT DATE" means in respect of the Sixth Issuer Notes (other than the Series 1 Class A Sixth Issuer Notes and the Series 4 Class A2 Sixth Issuer Notes ) the 15th day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business Day);



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                                       14

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        "QUALIFYING BANK" means an institution which is beneficially entitled to interest payable under the Sixth Issuer Liquidity Facility and is:

        (a)     at the relevant time a bank as defined for the purposes of section 349 of ICTA and which is, at the time of any payment of interest to it pursuant to the Sixth Issuer Liquidity Facility Agreement within the charge to United Kingdom corporation tax as respects such interest; or

        (b) a bank lending through any branch or agency which is outside the United Kingdom if the bank is resident in a country with which the United Kingdom has an appropriate double taxation treaty pursuant to which that bank is (subject to making any relevant claim) entitled to receive principal, interest and fees under the Sixth Issuer Liquidity Facility Agreement from the Sixth Issuer without withholding of United Kingdom income tax and such bank has effectively claimed the benefit of such treaty in respect of the Sixth Issuer Liquidity Facility Agreement so that the Sixth Issuer is not required to make any such withholding;

        "RATE OF INTEREST" has the meaning given in Condition 4(C) of the Sixth Issuer Notes;

        "RATING AGENCIES" means Standard & Poor's Rating Services, Moody's Investors Service Limited and Fitch Ratings Ltd.;

        "RECEIVER" means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Sixth Issuer Charged Property by the Sixth Issuer Security Trustee and/or the Security Trustee, respectively pursuant to the Sixth Issuer Deed of Charge and/or the Funding Deed of Charge;

        "RECORD DATE" in respect of the Definitive Sixth Issuer Notes (other than Swiss Reg S Definitive Sixth Issuer Notes) means the 15th day prior to each Interest Payment Date;

        "REFERENCE BANKS" means the Initial Reference Banks (as defined in Condition 4(H) of the Sixth Issuer Notes) and/or such other bank as may be appointed pursuant to Condition 4(H) of the Sixth Issuer Notes;

        "REG S" means Regulation S under the United States Securities Act of 1933, as amended;

        "REG S DEFINITIVE SIXTH ISSUER NOTES" are, where Definitive Sixth Issuer Notes are issued, the Sixth Issuer Notes issued by the Sixth Issuer in exchange for the beneficial interests represented by the Reg S Global Sixth Issuer Note of each class;

        "REG S GLOBAL SIXTH ISSUER NOTES" means the Series 3 Global Sixth Issuer Notes and the Series 5 Global Sixth Issuer Notes;

        "REGISTER" means (other than in respect of the Series 4 Class A2 Sixth Issuer Notes) the register of noteholders kept by the Registrar and which records the identity of each Sixth Issuer Noteholder and the number of Sixth Issuer Notes which each Sixth Issuer Noteholder owns;

        "REGULATED MORTGAGE CONTRACT" a contract is a regulated mortgage contract if, at the time it is entered into: (i) the contract is one under which the lender provides credit to an individual




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                                       15

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        or to a trustee: (ii) the contract provides that the obligation of the individual/trustee to repay is to be secured by a first legal mortgage or standard security on land (other than timeshare accommodation) in the
        UK: and (iii) at least 40% of that land is used, or is intended to be used, as or in connection with a dwelling by the individual or (in the case of credit provided to the trustee) by an individual who is a beneficiary of the trust, or by a related person;

        "REGISTRAR" means J.P. Morgan Bank Luxembourg S.A. in its capacity as the registrar appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement to record the holders of Sixth Issuer Notes;

        "REGULATIONS" means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in Schedule 2 to the Sixth Issuer Paying Agent and Agent Bank Agreement;

        "RELEVANT EVENT" means, in relation to the Sixth Issuer Liquidity Facility Provider:

        (a) the downgrade on any day of the Sixth Issuer Liquidity Facility Provider's short-term, unsecured, unsubordinated and unguaranteed debt ratings to below the Requisite Ratings, as the case may be; or

        (b) the refusal by the Sixth Issuer Liquidity Facility Provider to grant an extension of the Sixth Issuer Liquidity Facility Commitment Period in accordance with Clause 2.3 of the Sixth Issuer Liquidity Facility Agreement;

        "RELEVANT MARGIN" means:

        (a) in respect of the Series 1 Class A Sixth Issuer Notes, ___ per cent. per annum;

        (b) in respect of the Series 1 Class B Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum;

        (c) in respect of the Series 1 Class C Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum;

        (d) in respect of the Series 2 Class A Sixth Issuer Notes, ___ per cent. per annum;

        (e) in respect of the Series 2 Class B Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum;

        (f) in respect of the Series 2 Class C Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum;

        (g) in respect of the Series 3 Class A Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum;



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                                       16

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        (h)     in respect of the Series 3 Class B Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum;

        (i) in respect of the Series 3 Class C Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum;

        (j) in respect of the Series 4 Class A1 Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum;

        (k) in respect of the Series 4 Class A2 Sixth Issuer Notes, ___ per cent. per annum from (but excluding) the Interest Period ending in [October 2007] and thereafter ___ per cent. per annum;

        (l) in respect of the Series 4 Class B Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum; and

        (m) in respect of the Series 4 Class C Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum;

        (n) in respect of the Series 5 Class A Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [October 2008] and thereafter ___ per cent. per annum;

        (o) in respect of the Series 5 Class B Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum; and

        (p) in respect of the Series 5 Class C Sixth Issuer Notes, ___ per cent. per annum up to and including the Interest Period ending in [April 2008] and thereafter ___ per cent. per annum;

        "RELEVANT SCREEN RATE" means:

        (a) in respect of the first Interest Period, the Initial Relevant Screen Rate, if any; and

        (b)     (i)     in respect of subsequent Interest Periods in respect of
                        the Series 1 Class A Sixth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number 3750;


                (ii) in respect of subsequent Interest Periods in respect of the Series 1 Class B Sixth Issuer Notes, the Series 1 Class C Sixth Issuer Notes, the Series 2 Class A Sixth Issuer Notes, the Series 2 Class B Sixth Issuer Notes, the Series 2 Class C Sixth Issuer Notes, the Series 4 Class A1 Sixth Issuer Notes, the



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                                       17

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                        Series 4 Class B Sixth Issuer Notes and the Series 4
                        Class C Sixth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750;

                (iii) in respect of subsequent Interest Periods in respect of the Series 3 Class A Sixth Issuer Notes, the Series 3 Class B Sixth Issuer Notes and the Series 3 Class C Sixth Issuer Notes, the arithmetic mean of offered quotations to prime banks for three-month Euro deposits in the Euro-zone inter-bank market displayed on the Moneyline Telerate Monitor at Telerate Page No. 248;

                (iv) in respect of subsequent Interest Periods in respect of the Series 5 Class A Sixth Issuer Notes, the Series 5 Class B Sixth Issuer Notes and the Series 5 Class C Sixth Issuer Notes, the arithmetic mean of offered quotations for three-month Sterling deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750; and

                (v) in respect of the Series 4 Class A2 Sixth Issuer Notes (commencing from but excluding the Interest Payment Date falling in October 2007), the arithmetic mean of the offered quotations for three-month Swiss Franc deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3740,

        in each case, displayed on the above-mentioned page of the Moneyline Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Sixth Issuer with the approval of the Note Trustee (rounded upwards, if necessary, to five decimal places);

        "RELEVANT SIXTH ISSUER NOTES" has the meaning given in Clause 2.2 of the Sixth Issuer Post-Enforcement Call Option Agreement;

        "REPAYMENT DATE" means the earlier to occur of (a) the date when the Notes have been redeemed in full and (b) the Interest Payment Date in [July, 2040];

        "REQUISITE RATINGS" means a rating of P-1 by Moody's, F-1+ by Fitch and A-1+ by Standard & Poor's;

        "SCHEDULED PRINCIPAL REPAYMENT" means, in respect of the Sixth Issuer Term AAA Advances, the Sixth Issuer Term AA Advances, the Sixth Issuer Term BBB Advances, or any New Term Advance, the amount of principal, if any, scheduled to be repaid in respect of such advance on the relevant Scheduled Repayment Date;

        "SCHEDULED REDEMPTION DATES" means:

        (a) in respect of the Series 1 Class A Sixth Issuer Notes, the Interest Payment Dates in [July 2003] and [October 2003];

        (b) in respect of the Series 2 Class A Sixth Issuer Notes, the Interest Payment Date in [April 2005];



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                                       18

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        (c)     in respect of the Series 3 Class A Sixth Issuer Notes, the
                Interest Payment date in [April 2007];

        (d) in respect of the Series 4 Class A1 Sixth Issuer Notes, the Interest Payment Date in [October 2007]; and

        (e) in respect of the Series 4 Class A2 Sixth Issuer Notes, the Interest Payment Date in [October 2007];

        "SCHEDULED REPAYMENT DATES" means:

        (a) in respect of the Sixth Issuer Series 1 Term AAA Advance, the Interest Payment Dates in [July 2003] and [October 2003];

        (b) in respect of the Sixth Issuer Series 2 Term AAA Advance, the Interest Payment Date in [April 2005]; and

        (c) in respect of the Sixth Issuer Series 3 Term AAA Advance, the Interest Payment Date in [April 2007];

        (d) in respect of the Sixth Issuer Series 4A1 Term AAA Advance, the Interest Payment Date in [October 2007];

        (e) in respect of the Sixth Issuer Series 4A2 Term AAA Advance the Interest Payment Date in [October 2007];

        "SECOND AMENDMENT AGREEMENT TO INTERCOMPANY LOAN TERMS AND CONDITIONS" means the agreement so named between Funding, Holmes Financing (No. 1), Holmes Financing (No. 2), Holmes Financing (No. 3), the Security Trustee and the Agent Bank dated 5th July 2001;

        "SECURITIES ACT" means the United States Securities Act of 1933, as amended;

        "SECURITY TRUSTEE" means JPMorgan Chase Bank, London Branch (formerly known as The Chase Manhattan Bank, London Branch) or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Sixth Issuer Deed of Charge;

        "SENIOR LIABILITIES" means the items listed in paragraphs (a) and items
        (c) to (g) of the Sixth Issuer Pre-Enforcement Revenue Priority of Payments;

        "SERIES 1 CLASS A DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 1 Class A Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class A Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part A of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 1 CLASS B DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 1 Class B Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1



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        Class B Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part B of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 1 CLASS C DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 1 Class C Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class C Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part C of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 1 DEFINITIVE SIXTH ISSUER NOTES" means the Series 1 Class A Definitive Sixth Issuer Notes, the Series 1 Class B Definitive Sixth Issuer Notes and the Series 1 Class C Definitive Sixth Issuer
        Notes; "SERIES 2 CLASS A DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 2 Class A Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class A Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part D of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 2 CLASS B DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 2 Class B Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class B Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part E of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 2 CLASS C DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 2 Class C Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class C Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part F of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 2 DEFINITIVE SIXTH ISSUER NOTES" means the Series 2 Class A Definitive Sixth Issuer Notes, the Series 2 Class B Definitive Sixth Issuer Notes and the Series 2 Class C Definitive Sixth Issuer Notes;

        "SERIES 3 CLASS A DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 3 Class A Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class A Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part G of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 3 CLASS B DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 3 Class B Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class B Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued

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        substantially in the form described in and set out in Part H of Schedule
        2 to the Sixth Issuer Trust Deed;

        "SERIES 3 CLASS C DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 3 Class C Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class C Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part I of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 3 DEFINITIVE SIXTH ISSUER NOTES" means the Series 3 Class A Definitive Sixth Issuer Notes, the Series 3 Class B Definitive Sixth Issuer Notes and the Series 3 Class C Definitive Sixth Issuer Notes;

        "SERIES 4 CLASS A DEFINITIVE SIXTH ISSUER NOTES" means the Series 4 Class A1 Definitive Sixth Issuer Notes and the Series 4 Class A2 Definitive Sixth Issuer Notes;

        "SERIES 4 CLASS A1 DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 4 Class A1 Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class A1 Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part J of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 4 CLASS A2 DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 4 Class A2 Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class A2 Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part K of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 4 CLASS B DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 4 Class B Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class B Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part L of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 4 CLASS C DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 4 Class C Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class C Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part M of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 4 DEFINITIVE SIXTH ISSUER NOTES" means the Series 4 Class A Definitive Sixth Issuer Notes, the Series 4 Class B Definitive Sixth Issuer Notes and the Series 4 Class C Definitive Sixth Issuer Notes;

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                                       21

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        "SERIES 5 CLASS A DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 5 Class A Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class A Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part N of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 5 CLASS B DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 5 Class B Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class B Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part O of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 5 CLASS C DEFINITIVE SIXTH ISSUER NOTES" means the registered notes in definitive form which may be issued in respect of the Series 5 Class C Sixth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 5 Class C Definitive Sixth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part P of Schedule 2 to the Sixth Issuer Trust Deed;

        "SERIES 5 DEFINITIVE SIXTH ISSUER NOTES" means the Series 5 Class A Definitive Sixth Issuer Notes, the Series 5 Class B Definitive Sixth Issuer Notes and the Series 5 Class C Definitive Sixth Issuer Notes;

        "SERIES 1 CLASS A DOLLAR CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 1 Class A Dollar Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 1 CLASS B DOLLAR CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 1 Class B Dollar Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 1 CLASS C DOLLAR CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 1 Class C Dollar Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 1 CLASS A DOLLAR CURRENCY SWAP PROVIDER" means ___;

        "SERIES 1 CLASS B DOLLAR CURRENCY SWAP PROVIDER" means ___;

        "SERIES 1 CLASS C DOLLAR CURRENCY SWAP PROVIDER" means ___;

        "SERIES 1 DOLLAR CURRENCY SWAP AGREEMENTS" the Series 1 Class A Dollar Currency Swap Agreement, the Series 1 Class B Dollar Currency Swap Agreement and the Series 1 Class C Dollar Currency Swap Agreement;

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                                       22

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        "SERIES 1 DOLLAR CURRENCY SWAP PROVIDER" means the Series 1 Class A
        Dollar Currency Swap Provider, the Series 1 Class B Dollar Currency Swap Provider and the Series 1 Class C Dollar Currency Swap Provider;

        "SERIES 2 CLASS A DOLLAR CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 2 Class A Dollar Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 2 CLASS B DOLLAR CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 2 Class B Dollar Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 2 CLASS C DOLLAR CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 2 Class C Dollar Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 2 CLASS A DOLLAR CURRENCY SWAP PROVIDER" means ___;

        "SERIES 2 CLASS B DOLLAR CURRENCY SWAP PROVIDER" means ___;

        "SERIES 2 CLASS C DOLLAR CURRENCY SWAP PROVIDER" means ___;

        "SERIES 2 DOLLAR CURRENCY SWAP AGREEMENTS" means the Series 2 Class A Dollar Currency Swap Agreement, the Series 2 Class B Dollar Currency Swap Agreement and the Series 2 Class C Dollar Currency Swap Agreement;

        "SERIES 2 DOLLAR CURRENCY SWAP PROVIDER" means the Series 2 Class A Dollar Currency Swap Provider, the Series 2 Class B Dollar Currency Swap Provider and the Series 2 Class C Currency Swap Provider;

        "SERIES 4 CLASS A1 DOLLAR CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 4 Class A1 Dollar Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 4 CLASS B DOLLAR CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 4 Class B Dollar Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 4 CLASS C DOLLAR CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 4 Class C Dollar Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 4 CLASS A DOLLAR CURRENCY SWAP PROVIDER" means ___;

        "SERIES 4 CLASS B DOLLAR CURRENCY SWAP PROVIDER" means ___;

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                                       23

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        "SERIES 4 CLASS C DOLLAR CURRENCY SWAP PROVIDER" means ___;

        "SERIES 4 DOLLAR CURRENCY SWAP AGREEMENTS" the Series 4 Class A Dollar Currency Swap Agreement, the Series 4 Class B Dollar Currency Swap Agreement and the Series 4 Class C Dollar Currency Swap Agreement;

        "SERIES 4 DOLLAR CURRENCY SWAP PROVIDER" means the Series 4 Class A Dollar Currency Swap Provider, the Series 4 Class B Dollar Currency Swap Provider and the Series 4 Class C Dollar Currency Swap Provider;

        "SERIES 3 CLASS A EURO CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 3 Class A Euro Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 3 CLASS B EURO CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 3 Class B Euro Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 3 CLASS C EURO CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 3 Class C Euro Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 3 CLASS A EURO CURRENCY SWAP PROVIDER" means ___;

        "SERIES 3 CLASS B EURO CURRENCY SWAP PROVIDER" means ___;

        "SERIES 3 CLASS C EURO CURRENCY SWAP PROVIDER" means ___;

        "SERIES 4 CLASS A2 SWISS FRANC CURRENCY SWAP AGREEMENT" means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Sixth Issuer Closing Date between the Series 4 Class A2 Swiss Currency Swap Provider, the Sixth Issuer and the Sixth Issuer Security Trustee as amended and supplemented from time to time;

        "SERIES 4 CLASS A2 SWISS FRANC CURRENCY SWAP PROVIDER" means o;

        "SERIES 1 CLASS A SIXTH ISSUER NOTES" means the US$1,000,000,000 series 1 class A asset backed floating rate notes due [October 2003];

        "SERIES 1 CLASS B SIXTH ISSUER NOTES" means the US$[34,000,000] series 1 class B asset backed floating rate notes due [July 2040];

        "SERIES 1 CLASS C SIXTH ISSUER NOTES" means the US$[57,000,000] series 1 class C asset backed floating rate notes due [July 2040];

        "SERIES 2 CLASS A SIXTH ISSUER NOTES" means the US$[1,250,000,000] series 2 class A asset backed floating rate notes due [April 2008];

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                                       24

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        "SERIES 2 CLASS B SIXTH ISSUER NOTES" means the US$[42,000,000] series 2 class B asset backed floating rate notes due [July 2040];

        "SERIES 2 CLASS C SIXTH ISSUER NOTES" means the US$[71,000,000] series 2 class C asset backed floating rate notes due [July 2040];

        "SERIES 3 CLASS A SIXTH ISSUER NOTES" means the (euro)[1,200,000,000] series 3 class A asset backed floating rate notes due [October 2009];

        "SERIES 3 CLASS B SIXTH ISSUER NOTES" means the (euro)[40,000,000] series 3 class B asset backed floating rate notes due [July 2040];

        "SERIES 3 CLASS C SIXTH ISSUER NOTES" means the (euro)[69,000,000] series 3 class C asset backed floating rate notes due [July 2040];

        "SERIES 4 CLASS A SIXTH ISSUER NOTES" means the Series 4 Class A1 Sixth Issuer notes and the Series 4 Class A2 Sixth Issuer Notes;

        "SERIES 4 CLASS A1 SIXTH ISSUER NOTES" means the US$[750,000,000] series 4 class A1 asset backed floating rate issuer notes due [October 2009]

        "SERIES 4 CLASS A2 ISSUER NOTES" means the CHF[700,000,000] series 4 class A2 asset backed fixed-floating rate issuer notes due [October 2009];

        "SERIES 4 CLASS B ISSUER NOTES" means the US$[41,000,000] series 4 class B asset backed floating rate issuer notes due [July 2040];

        "SERIES 4 CLASS C ISSUER NOTES" means the US$[70,000,000] series 4 class C asset backed floating rate issuer notes due [July 2040];

        "SERIES 5 CLASS A ISSUER NOTES" means the (pound)[750,000,000] series 5 class A asset backed floating rate issuer notes due [July 2040];

        "SERIES 5 CLASS B ISSUER NOTES" means the (pound)[25,000,000] series 5 class B asset backed floating rate issuer notes due [July 2040];

        "SERIES 5 CLASS C ISSUER NOTES" means the (pound)[43,000,000] series 5 class C asset backed floating rate issuer notes due [July 2040];

        "SERIES 1 CLASS A SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 1 Class A Sixth Issuer Notes;

        "SERIES 1 CLASS B SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 1 Class B Sixth Issuer Notes;

        "SERIES 1 CLASS C SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 1 Class C Sixth Issuer Notes;

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                                       25

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        "SERIES 2 CLASS A SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 2 Class A Sixth Issuer Notes;

        "SERIES 2 CLASS B SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 2 Class B Sixth Issuer Notes;

        "SERIES 2 CLASS C SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 2 Class C Sixth Issuer Notes;

        "SERIES 3 CLASS A SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 3 Class A Sixth Issuer Notes;

        "SERIES 3 CLASS B SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 3 Class B Sixth Issuer Notes;

        "SERIES 3 CLASS C SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 3 Class C Sixth Issuer Notes;

        "SERIES 4 CLASS A SIXTH ISSUER NOTEHOLDERS" means the Series 4 Class A1 Sixth Issuer Noteholders and the Series 4 Class A2 Sixth Issuer Noteholders;

        "SERIES 4 CLASS A1 SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 4 Class A1 Sixth Issuer Notes;

        "SERIES 4 CLASS A2 SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 4 Class A2 Sixth Issuer Notes;

        "SERIES 4 CLASS B SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 4 Class B Sixth Issuer Notes;

        "SERIES 4 CLASS C SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 4 Class C Sixth Issuer Notes;

        "SERIES 5 CLASS A SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 5 Class A Sixth Issuer Notes;

        "SERIES 5 CLASS B SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 5 Class B Sixth Issuer Notes;

        "SERIES 5 CLASS C SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Series 5 Class C Sixth Issuer Notes;

        "SERIES 1 CLASS A GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 1 Class A Sixth Issuer Notes;

        "SERIES 1 CLASS B GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 1 Class B Sixth Issuer Notes;

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                                       26

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        "SERIES 1 CLASS C GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 1 Class C Sixth Issuer Notes;

        "SERIES 1 GLOBAL SIXTH ISSUER NOTES" means the Series 1 Class A Global Sixth Issuer Note, the Series 1 Class B Global Sixth Issuer Note and the Series 1 Class C Global Sixth Issuer Note;

        "SERIES 2 CLASS A GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 2 Class A Sixth Issuer Notes;

        "SERIES 2 CLASS B GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 2 Class B Sixth Issuer Notes;

        "SERIES 2 CLASS C GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 2 Class C Sixth Issuer Notes;

        "SERIES 2 GLOBAL SIXTH ISSUER NOTES" means the Series 2 Class A Global Sixth Issuer Note, the Series 2 Class B Global Sixth Issuer Note and the Series 2 Class C Global Sixth Issuer Note;

        "SERIES 3 CLASS A GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 3 Class A Sixth Issuer Notes;

        "SERIES 3 CLASS B GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 3 Class B Sixth Issuer Notes;

        "SERIES 3 CLASS C GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 3 Class C Sixth Issuer Notes;

        "SERIES 3 GLOBAL SIXTH ISSUER NOTES" means the Series 3 Class A Global Sixth Issuer Note, the Series 3 Class B Global Sixth Issuer Note and the Series 3 Class C Global Sixth Issuer Note;

        "SERIES 4 CLASS A GLOBAL SIXTH ISSUER NOTES" means the Series 4 Class A1 Global Sixth Issuer Note and the Series 4 Class A2 Global Sixth Issuer Note;

        "SERIES 4 CLASS A1 GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 4 Class A1 Sixth Issuer Notes;

        "SERIES 4 CLASS A2 GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 4 Class A1 Sixth Issuer Notes;

        "SERIES 4 CLASS B GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 4 Class B Sixth Issuer Notes;

        "SERIES 4 CLASS C GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 4 Class C Sixth Issuer Notes;

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                                       27

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        "SERIES 4 GLOBAL SIXTH ISSUER NOTE" means the Series 4 Class A Global
        Sixth Issuer Note, the Series 4 Class B Global Sixth Issuer Note and the Series 4 Class C Global Sixth Issuer Note;

        "SERIES 5 CLASS A GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 5 Class A Sixth Issuer Notes;

        "SERIES 5 CLASS B GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 5 Class B Sixth Issuer Notes;

        "SERIES 5 CLASS C GLOBAL SIXTH ISSUER NOTE" means a separate global note in registered form representing the Series 5 Class C Sixth Issuer Notes;

        "SERIES 5 GLOBAL SIXTH ISSUER NOTES" means the Series 5 Class A Global Sixth Issuer Note, the Series 5 Class B Global Sixth Issuer Note and the Series 5 Class C Global Sixth Issuer Note;

        "SERIES 1 SIXTH ISSUER NOTES" means collectively the Series 1 Class A Sixth Issuer Notes, the Series 1 Class B Sixth Issuer Notes and the Series 1 Class C Sixth Issuer Notes;

        "SERIES 2 SIXTH ISSUER NOTES" means collectively the Series 2 Class A Sixth Issuer Notes, the Series 2 Class B Sixth Issuer Notes and the Series 2 Class C Sixth Issuer Notes;

        "SERIES 3 SIXTH ISSUER NOTES" means collectively the Series 3 Class A Sixth Issuer Notes, the Series 3 Class B Sixth Issuer Notes and the Series 3 Class C Sixth Issuer Notes;

        "SERIES 4 SIXTH ISSUER NOTES" means the Series 4 Class A Sixth Issuer Notes, the Series 4 Class B Sixth Issuer Notes and the Series 4 Class C Sixth Issuer Notes;

        "SERIES 5 SIXTH ISSUER NOTES" means the Series 5 Class A Issuer Notes, the Series 5 Class B Sixth Issuer Notes and the Series 5 Class C Sixth Issuer Notes;

        "SERIES 1 CLASS A INTEREST PAYMENT DATE" in respect of the Series 1 Class A Sixth Issuer Notes the 15th day of each consecutive month in each year (or, if such day is not a Business Day, the next succeeding Business Day), until the earliest of (i) the occurrence of a Trigger Event and (ii) enforcement of the Sixth Issuer Security in accordance with the Sixth Issuer Deed of Charge, and thereafter the 15th day of January, April, July and October in each year (or if such day is not a Business Day, the next succeeding Business Day);

        "SERIES 4 CLASS A2 INTEREST PAYMENT DATE" means in respect of the Series 4 Class A2 Sixth Issuer Notes the 15th day of October in each year (or, if such day is not a Business Day, the next succeeding Business Day) until the earliest of (i) the 15th day of [October 2007] (or if such day is not a Business Day, the next succeeding Business Day), (ii) the occurrence of a Trigger Event and (iii) enforcement of the Sixth Issuer Security in accordance with the Sixth Issuer Deed of Charge, and thereafter the 15th day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business
        Day);

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                                       28

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        "SIXTH ISSUER" means Holmes Financing (No. 6) PLC;

        "SIXTH ISSUER ACCOUNT BANKS" means the Sixth Issuer Sterling Account Bank and the Sixth Issuer Non-Sterling Account Bank;

        "SIXTH ISSUER ACCOUNT MANDATES" means the Sixth Issuer Sterling Account Mandate and the Sixth Issuer Non-Sterling Account Mandate;

        "SIXTH ISSUER ACCOUNTS" means the Sixth Issuer Transaction Accounts and the Sixth Issuer Liquidity Facility Stand-by Account (which will be established if and when required pursuant to the terms of the Sixth Issuer Liquidity Facility Agreement) and such other bank account(s) held in the name of the Sixth Issuer with the approval of the Sixth Issuer Security Trustee from time to time;

        "SIXTH ISSUER AVAILABLE FUNDS" means together Sixth Issuer Revenue Receipts and Sixth Issuer Principal Receipts;

        "SIXTH ISSUER BANK ACCOUNT AGREEMENT" means the bank account agreement dated on or about the Sixth Issuer Closing Date between the Sixth Issuer, the Seller, the Sixth Issuer Cash Manager, the Sixth Issuer Account Banks and the Sixth Issuer Security Trustee;

        "SIXTH ISSUER BANK ACCOUNTS" has the same meaning as "SIXTH ISSUER ACCOUNTS";

        "SIXTH ISSUER CASH MANAGEMENT AGREEMENT" means the cash management agreement dated on or about the Sixth Issuer Closing Date between the Sixth Issuer, the Sixth Issuer Cash Manager and the Sixth Issuer Security Trustee;

        "SIXTH ISSUER CASH MANAGEMENT SERVICES" means the services to be provided to the Sixth Issuer and the Sixth Issuer Security Trustee pursuant to the Sixth Issuer Cash Management Agreement;

        "SIXTH ISSUER CASH MANAGER" means Abbey National acting pursuant to the Sixth Issuer Cash Management Agreement as agent for the Sixth Issuer and the Sixth Issuer Security Trustee, to manage all cash transactions and maintain certain ledgers on behalf of the Sixth Issuer;

        "SIXTH ISSUER CASH MANAGER TERMINATION EVENT" has the meaning given in Clause 12.1 of the Sixth Issuer Cash Management Agreement;

        "SIXTH ISSUER CHARGED PROPERTY" means the property charged by the Sixth Issuer pursuant to Clauses 3.1 to 3.6 (inclusive) of the Sixth Issuer Deed of Charge;

        "SIXTH ISSUER CLOSING DATE" means ___ November, 2002;

        "SIXTH ISSUER CORPORATE SERVICES AGREEMENT" means the agreement dated on or about the Sixth Issuer Closing Date and made between the Corporate Services Provider, the Sixth Issuer, the Sixth Issuer Post-Enforcement Call Option Holder and the Sixth Issuer Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the Sixth Issuer and the Sixth Issuer Post-Enforcement Call Option Holder;

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                                       29

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        "SIXTH ISSUER CURRENCY SWAP AGREEMENTS" or "SIXTH ISSUER SWAP
        AGREEMENTS" means the Series 1 Class A Dollar Currency Swap Agreement, the Series 1 Class B Dollar Currency Swap Agreement, the Series 1 Class C Dollar Currency Swap Agreement, the Series 2 Class A Dollar Currency Swap Agreement, the Series 2 Class B Dollar Currency Swap Agreement, the Series 2 Class C Dollar Currency Swap Agreement, the Series 3 Class A Euro Currency Swap Agreement, the Series 3 Class B Euro Currency Swap Agreement, the Series 3 Class C Euro Currency Swap Agreement the Series 4 Class A2 Swiss Franc Currency Swap Agreement, the Series 4 Class A Dollar Currency Swap Agreement, the Series 4 Class B Dollar Currency Swap Agreement, and the Series 4 Class C Dollar Currency Swap Agreement;

        SIXTH ISSUER DEED OF CHARGE" means the deed of charge dated on or about the Sixth Issuer Closing Date between the Sixth Issuer, the Sixth Issuer Cash Manager, the Sixth Issuer Security Trustee, the Note Trustee, the Sixth Issuer Liquidity Facility Provider, the Agent Bank, the Sixth Issuer Account Banks, the Paying Agents, the Registrar, the Transfer Agent, the Sixth Issuer Corporate Services Provider and the Currency Swap Providers;

        "SIXTH ISSUER DOLLAR ACCOUNT" means the dollar account in the name of the Sixth Issuer (swift code [CITIGB2L], account number [___], sort code [18-50-04]) held with [Citibank N.A., London Branch];

        "SIXTH ISSUER DOLLAR ACCOUNT MANDATE" means the mandate pursuant to which the Sixth Issuer Dollar Account has been established;

        "SIXTH ISSUER EURO ACCOUNT" means the euro account in the name of the Sixth Issuer (swift code [___], account number [___], sort code [___]) held with Citibank N.A., London Branch;

        "SIXTH ISSUER EURO ACCOUNT MANDATE" means the mandate pursuant to which the Sixth Issuer Euro Account has been established;

        "SIXTH ISSUER EVENT OF DEFAULT" has the meaning given to it in Condition 9 of the Sixth Issuer Notes;

        "SIXTH ISSUER INTERCOMPANY LOAN" means the loan of the Sixth Issuer Term Advances made by the Sixth Issuer to Funding under the Sixth Issuer Intercompany Loan Agreement on or about the Sixth Issuer Closing Date;

        "SIXTH ISSUER INTERCOMPANY LOAN AGREEMENT" means the Sixth Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on or about the Sixth Issuer Closing Date by the Sixth Issuer, Funding and the Security Trustee;

        "SIXTH ISSUER INTERCOMPANY LOAN CONFIRMATION" means the loan confirmation in respect of the Sixth Issuer Intercompany Loan Agreement entered into on or about the Sixth Issuer Closing Date and made between Funding, the Sixth Issuer and the Security Trustee;

        "SIXTH ISSUER INTERCOMPANY LOAN DETERMINATION DATE" means the date falling four Business Days prior to each Interest Payment Date;

        "SIXTH ISSUER INTERCOMPANY LOAN ENFORCEMENT NOTICE" means an enforcement notice served by the Security Trustee in relation to the enforcement of Sixth Issuer Security

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                                       30

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        following a Sixth Issuer Intercompany Loan Event of Default under the
        Sixth Issuer Intercompany Loan;

        "SIXTH ISSUER INTERCOMPANY LOAN EVENT OF DEFAULT" means the occurrence of an event of default by Funding as specified in Clause 14 of the Sixth Issuer Intercompany Loan Terms and Conditions;

        "SIXTH ISSUER INTERCOMPANY LOAN LEDGER" means the ledger maintained by the Sixth Issuer Cash Manager which will record payments of interest and repayments of principal made on each of the Term Advances on each Interest Payment Date under the Sixth Issuer Intercompany Loan Agreement;

        "SIXTH ISSUER LIQUIDITY DOCUMENTS" means the Sixth Issuer Liquidity Facility Agreement, [the Fee Letter], a Novation Certificate or any other document designated as such by the Sixth Issuer Liquidity Facility Provider and the Sixth Issuer;

        "SIXTH ISSUER LIQUIDITY FACILITY" means the committed revolving facility provided by the Sixth Issuer Liquidity Facility Provider to the Sixth Issuer under the Sixth Issuer Liquidity Facility Agreement;

        "SIXTH ISSUER LIQUIDITY FACILITY AGREEMENT" means the liquidity facility agreement entered into on or about the Sixth Issuer Closing Date by the Sixth Issuer, the Sixth Issuer Liquidity Facility Provider, the Sixth Issuer Cash Manager and the Sixth Issuer Security Trustee pursuant to which the Sixth Issuer Liquidity Facility Provider agrees to provide the Sixth Issuer, from time to time during the Sixth Issuer Liquidity Facility Commitment Period, with advances for the purposes specified therein, subject to and in accordance with the terms thereof;

        "SIXTH ISSUER LIQUIDITY FACILITY COMMITMENT" means (pound)[25,000,000] to the extent not cancelled or reduced under the Sixth Issuer Liquidity Facility Agreement;

        "SIXTH ISSUER LIQUIDITY FACILITY COMMITMENT PERIOD" means, subject to Clause 2.3 of the Sixth Issuer Liquidity Facility Agreement, the period from (and including) the Sixth Issuer Closing Date up to (but excluding) the date falling 364 days after the Sixth Issuer Closing Date or, if such date is not a Business Day, the preceding Business Day;

        "SIXTH ISSUER LIQUIDITY FACILITY DRAWDOWN DATE" means the date of the advance of a Sixth Issuer Liquidity Facility Drawing or a Sixth Issuer Liquidity Facility Stand-by Drawing which date shall be an Interest Payment Date;

        "SIXTH ISSUER LIQUIDITY FACILITY DRAWING" means a drawing made under Clause 5.1 of the Sixth Issuer Liquidity Facility Agreement;

        "SIXTH ISSUER LIQUIDITY FACILITY EVENT OF DEFAULT" means an event specified as such in Clause 16.1 of the Sixth Issuer Liquidity Facility Agreement;


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                                       31

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        "SIXTH ISSUER LIQUIDITY FACILITY INTEREST PERIOD" means, with respect to a Sixth Issuer Liquidity Facility Loan, each successive period beginning on (and including) an Interest Payment Date and ending on (but excluding) the next following Interest Payment Date except that:

        (a) the Sixth Issuer Liquidity Facility Interest Period for a Sixth Issuer Liquidity Facility Loan shall start on the Sixth Issuer Liquidity Facility Drawdown Date for that Sixth Issuer Liquidity Facility Loan and end on the day before the next following Interest Payment Date; and

        (b) if a Sixth Issuer Liquidity Facility Interest Period would end on a day which is not a Business Day it shall be extended to the next Business Day in the same calendar month (if there is one) or shall be shortened to the preceding Business Day (if there is not);

        "SIXTH ISSUER LIQUIDITY FACILITY LOAN" means the principal amount of all Sixth Issuer Liquidity Facility Drawings or Sixth Issuer Liquidity Facility Stand-by Drawings (as applicable) for the time being advanced and outstanding under the Sixth Issuer Liquidity Facility;

        "SIXTH ISSUER LIQUIDITY FACILITY MARGIN" means:

        (a) [___] per cent. ([___]%) per annum up to but excluding the Interest Payment Date in [___]; and

        (b) [___] per cent. ([___]%) per annum on and from the Interest Payment Date in [___];

        "SIXTH ISSUER LIQUIDITY FACILITY PROVIDER" means ___ and/or such other bank or banks with at least the Requisite Ratings which agree to provide a liquidity facility to the Sixth Issuer on substantially similar terms to the Sixth Issuer Liquidity Facility Agreement;

        "SIXTH ISSUER LIQUIDITY FACILITY REQUEST" means a request made by the Sixth Issuer for a Sixth Issuer Liquidity Facility Drawing or a Sixth Issuer Liquidity Facility Stand-by Drawing (as applicable), substantially in the form set out in Schedule 3 to the Sixth Issuer Liquidity Facility Agreement;

        "SIXTH ISSUER LIQUIDITY SHORTFALL" means:

        (a) the difference between the aggregate amount of the Sixth Issuer's obligations in respect of the Senior Liabilities and the Sixth Issuer Revenue Receipts available to pay those Senior Liabilities; and

        (b)     the difference between:

                (i) the aggregate amount of the Sixth Issuer's obligations to repay the principal amounts owing on the Series 1 Class A Sixth Issuer Notes and/or the Series 2 Class A Sixth Issuer Notes and/or the Series 3 Class A Sixth Issuer Notes and/or the Series 4 Class A Sixth Issuer Notes and/or the Series 5 Class A Sixth Issuer Notes, as applicable, on (1) prior to the occurrence of a Trigger Event, their respective Scheduled Redemption Dates or
                        (2) following the occurrence of a Non-Asset Trigger Event, their respective Final Maturity

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                        Dates (and for the avoidance of doubt, a Sixth Issuer
                        Liquidity Shortfall will not occur in respect of the Sixth Issuer's obligation to repay the principal amount owing on the Series 1 Class A Sixth Issuer Notes, the Series 2 Class A Sixth Issuer Notes, the Series 3 Class A Sixth Issuer Notes, the Series 4 Class A Sixth Issuer Note or the Series 5 Class A Sixth Issuer Notes following the occurrence of an Asset Trigger Event); and

                (ii) the Sixth Issuer Principal Receipts available to pay the amounts specified in sub-paragraph (i) above;

        "SIXTH ISSUER LIQUIDITY FACILITY STAND-BY ACCOUNT" means an account to be opened in the name of the Sixth Issuer with the Sixth Issuer Liquidity Facility Provider or, if the Sixth Issuer Liquidity Facility Provider ceases to have the Requisite Ratings, the Sixth Issuer Sterling Account Bank or, if the Sixth Issuer Sterling Account Bank ceases to have the Requisite Ratings, a bank which has the Requisite Ratings;

        "SIXTH ISSUER LIQUIDITY FACILITY STAND-BY DEPOSIT" means the amount standing to the credit of the Sixth Issuer Liquidity Facility Stand-by Account from time to time together with interest on such deposit;

        "SIXTH ISSUER LIQUIDITY FACILITY STAND-BY DRAWING" means a drawing made under Clause 5.2 of the Sixth Issuer Liquidity Facility Agreement;

        "SIXTH ISSUER LIQUIDITY FACILITY STAND-BY DRAWING PERIOD" means the period from the date on which a Sixth Issuer Liquidity Facility Stand-by Drawing is made in accordance with the terms of the Sixth Issuer Liquidity Facility Agreement to the date on which it is repaid by the Sixth Issuer to the Sixth Issuer Liquidity Facility Provider pursuant to Clause 6 of the Sixth Issuer Liquidity Facility Agreement;

        "SIXTH ISSUER LIQUIDITY STAND-BY FACILITY" means the facility referred to in Clause 2.1(b) of the Sixth Issuer Liquidity Facility Agreement;

        "SIXTH ISSUER LIQUIDITY SUBORDINATED AMOUNTS" means (a) amounts in respect of withholding taxes and increased costs (including amounts payable under Clause 12.1(a)(iii) of the Sixth Issuer Liquidity Facility Agreement) payable to the Sixth Issuer Liquidity Facility Provider; (b) any additional costs incurred by the Sixth Issuer Liquidity Facility Provider to comply with the requirements of the Bank of England, the Financial Services Authority and/or the European Central Bank and/or changes to the capital adequacy rules applicable to the Sixth Issuer Liquidity Facility Provider; (c) any Additional Percentage in aggregate in excess of [___] per cent. per annum on the maximum aggregate amount available to be drawn under the Sixth Issuer Liquidity Facility and (d) on and from the Interest Payment Date in [___] (i) the amount of the Sixth Issuer Liquidity Facility Margin referred to in paragraph (b) of the definition of Sixth Issuer Liquidity Facility Margin in excess of the amount referred to in paragraph (a) of the definition of Sixth Issuer Liquidity Facility Margin and (ii) the amount of the commitment fee referred to in Clause 17.1(a)(ii) of the Sixth Issuer Liquidity Facility Agreement in excess of the amount referred to in Clause 17.1(a)(i) of the Sixth Issuer Liquidity Facility Agreement;

        "SIXTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE" means this Sixth Issuer Master Definitions and Construction Schedule signed for the purposes of identification by

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        Allen & Overy and Slaughter and May on or about the Sixth Issuer Closing
        Date, as the same may be amended, restated and supplemented from time to time;

        "SIXTH ISSUER NON-STERLING ACCOUNT" means the Sixth Issuer Dollar Account and the Sixth Issuer Euro Account;

        "SIXTH ISSUER NON-STERLING ACCOUNT BANK" means Citibank N.A., London Branch, situated at 336 Strand, London WC2R 1HB;

        "SIXTH ISSUER NON-STERLING ACCOUNT MANDATE" means the mandate pursuant to which the Sixth Issuer Non-Sterling Account has been established;

        "SIXTH ISSUER NOTE DETERMINATION DATE" means four Business Days prior to each Interest Payment Date;

        "SIXTH ISSUER NOTE ENFORCEMENT NOTICE" means a Class A Sixth Issuer Enforcement Notice, a Class B Sixth Issuer Enforcement Notice or a Class C Sixth Issuer Enforcement Notice either alone or together;

        "SIXTH ISSUER NOTE EVENT OF DEFAULT" an event of default by the Sixth Issuer as defined in Condition 9 of the Sixth Issuer Notes;

        "SIXTH ISSUER NOTEHOLDERS" means the holders for the time being of the Sixth Issuer Notes;

        "SIXTH ISSUER NOTES" means the Class A Sixth Issuer Notes, the Class B Sixth Issuer Notes and the Class C Sixth Issuer Notes;

        "SIXTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENT" means the paying agent and agent bank agreement entered into on or about the Sixth Issuer Closing Date between the Sixth Issuer, the Principal Paying Agent, the Agent Bank, the US Paying Agent, the Registrar, the Transfer Agent and the Sixth Issuer Security Trustee in respect of the Sixth Issuer Notes (other than the Series 4 Class A2 Sixth Issuer Notes);

        "SIXTH ISSUER PAYING AGENT AND AGENT BANK AGREEMENTS" means the Sixth Issuer Paying Agent and Agent Bank Agreement and the Swiss Paying Agent and Agent Bank Agreement;

        "SIXTH ISSUER POST-ENFORCEMENT CALL OPTION AGREEMENT" means the post-enforcement call option agreement entered into on or about the Sixth Issuer Closing Date between the Sixth Issuer, the Post-Enforcement Call Option Holder and the Sixth Issuer Security Trustee;

        "SIXTH ISSUER POST-ENFORCEMENT PRIORITY OF PAYMENTS" means the order of priority of payments in which the Sixth Issuer Revenue Receipts and the Sixth Issuer Principal Receipts will be applied following the enforcement of the Sixth Issuer Security, as set out in Clause 6.4 of the Sixth Issuer Deed of Charge;

        "SIXTH ISSUER PRE-ENFORCEMENT PRINCIPAL PRIORITY OF PAYMENTS" means the order of priority of payments in which the Sixth Issuer Principal Receipts will be applied until enforcement of the Sixth Issuer Security and as set out in Schedule 2 to the Sixth Issuer Cash Management Agreement;

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        "SIXTH ISSUER PRE-ENFORCEMENT PRIORITY OF PAYMENTS" means the Sixth
        Issuer Pre-Enforcement Principal Priority of Payments and the Sixth Issuer Pre-Enforcement Revenue Priority of Payments;

        "SIXTH ISSUER PRE-ENFORCEMENT REVENUE PRIORITY OF PAYMENTS" means the order of priority of payments in which the Sixth Issuer Revenue Receipts will be applied until enforcement of the Sixth Issuer Security and as set out in Schedule 2 to the Sixth Issuer Cash Management Agreement;

        "SIXTH ISSUER PRINCIPAL RECEIPTS" means principal amounts repaid by Funding in respect of the Sixth Issuer Term Advances under the terms of the Sixth Issuer Intercompany Loan Agreement;

        "SIXTH ISSUER REVENUE RECEIPTS" means on an Interest Payment Date, an amount equal to the aggregate of:

        (a) interest paid by Funding on the relevant Interest Payment Date in respect of the Sixth Issuer Term Advances under the terms of the Sixth Issuer Intercompany Loan Agreement;

        (b) fees to be paid by Funding on the relevant Interest Payment Date under the terms of the Sixth Issuer Intercompany Loan Agreement;

        (c) interest payable on the Sixth Issuer Bank Accounts and any Authorised Investments made with funds standing to the credit of the Sixth Issuer Bank Accounts which will be received on or before the relevant Interest Payment Date;

        (d) other net income of the Sixth Issuer including amounts received or to be received under the Sixth Issuer Swap Agreements (but excluding, for the avoidance of doubt, Sixth Issuer Principal Receipts);

        (e) if the Sixth Issuer receives any additional amount from a Sixth Issuer Swap Provider pursuant to Clause 2(d)(i)(4) of any Sixth Issuer Swap Agreement, and the Sixth Issuer subsequently receives a refund from the relevant taxing authority in respect of that additional amount (so that the Sixth Issuer receives a windfall) (for the purposes of this definition, a "REFUND PAYMENT"), an amount equal to that Refund Payment; and

        (f) amounts available to be drawn under the Sixth Issuer Liquidity Facility on the relevant Interest Payment Date;

        "SIXTH ISSUER SECURED CREDITORS" means those parties to the Sixth Issuer Deed of Charge who have the benefit of the Sixth Issuer Security being the Sixth Issuer Security Trustee, the Currency Swap Providers, the Note Trustee, the Sixth Issuer Liquidity Facility Provider, the Sixth Issuer Account Banks, the Paying Agents, the Registrar, the Transfer Agent, the Agent Bank, the Sixth Issuer Corporate Services Provider and the Sixth Issuer Cash Manager;

        "SIXTH ISSUER SECURED OBLIGATIONS" means any and all of the moneys and liabilities which the Sixth Issuer covenants to pay or discharge under Clause 2 of the Sixth Issuer Deed of Charge and all other amounts owed by it to the Sixth Issuer Secured Creditors under and pursuant to the Transaction Documents;

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        "SIXTH ISSUER SECURITY" means the security granted by the Sixth Issuer under the Sixth Issuer Deed of Charge;

        "SIXTH ISSUER SECURITY TRUSTEE" means The Bank of New York or such other person or all other persons for the time being acting as the security trustee or security trustee pursuant to the Sixth Issuer Deed of Charge;

        "SIXTH ISSUER SERIES 1 TERM AA ADVANCE" means the sub-loan of the Sixth Issuer Term AA Advances in the amount of (pound)[21,000,000] and corresponding to the issue of the Series 1 Class B Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 1 TERM AAA ADVANCE" means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of (pound)[638,000,000] and corresponding to the issue of the Series 1 Class A Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 1 TERM ADVANCES" means the Sixth Issuer Series 1 Term AAA Advance, the Sixth Issuer Series 1 Term AA Advance and the Sixth Issuer Series 1 Term BBB Advance;

        "SIXTH ISSUER SERIES 1 TERM BBB ADVANCE" means the sub-loan of the Sixth Issuer Term BBB Advances in the amount of (pound)[36,000,000] and corresponding to the issue of the Series 1 Class C Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 2 TERM AA ADVANCE" means the sub-loan of the Sixth Issuer Term AA Advances in the amount of (pound)[26,000,000] and corresponding to the issue of the Series 2 Class B Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 2 TERM AAA ADVANCE" means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of (pound)[798,000,000] and corresponding to the issue of the Series 2 Class A Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 2 TERM ADVANCES" means the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 2 Term AA Advance and the Sixth Issuer Series 2 Term BBB Advance;

        "SIXTH ISSUER SERIES 2 TERM BBB ADVANCE" means the sub-loan of the Sixth Issuer Term BBB Advances in the amount of (pound)[45,000,000] and corresponding to the issue of the Series 2 Class C Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 3 TERM AA ADVANCE" means the sub-loan of the Sixth Issuer Term AA Advances in the amount of (pound)[25,000,000] and corresponding to the issue of the Series 3 Class B Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 3 TERM AAA ADVANCE" means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of (pound)[752,000,000] and corresponding to the issue of the Series 3 Class A Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 3 TERM ADVANCES" means the Sixth Issuer Series 3 Term AAA Advances, the Sixth Issuer Series 3 Term AA Advance and the Sixth Issuer Series 3 Term BBB Advance;

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                                       36

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        "SIXTH ISSUER SERIES 3 TERM BBB ADVANCE" means the sub-loan of the Sixth
        Issuer Term BBB Advance in the amount of (pound)[43,000,000] and corresponding to the issue of the Series 3 Class C Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 4 TERM AA ADVANCE" means the sub-loan of the Sixth Issuer Term AA Advances in the amount of (pound)[26,000,000] and corresponding to the issue of the Series 4 Class B Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 4 TERM AAA ADVANCES" means the Sixth Issuer Series 4A1 Term AAA Advance and the Sixth Issuer Series 4A2 Term AAA Advance;


        "SIXTH ISSUER SERIES 4A1 TERM AAA ADVANCE" means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of (pound)[479,000,000] and corresponding to the issue of the Series 4 Class A1 Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 4A2 TERM AAA ADVANCE" means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of (pound)[299,000,000] and corresponding to the issue of the Series 4 Class A2 Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 4 TERM ADVANCES" means the Sixth Issuer Series 4 Term AAA Advances, the Sixth Issuer Series 4 Term AA Advance and the Sixth Issuer Series 4 Term BBB Advance;

        "SIXTH ISSUER SERIES 4 TERM BBB ADVANCE" means the sub-loan of the Sixth Issuer Term BBB Advances in the amount of (pound)[44,000,000] and corresponding to the issue of the Series 4 Class C Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 5 TERM AA ADVANCE" means the sub-loan of the Sixth Issuer Term AA Advances in the amount of (pound)[25,000,000] and corresponding to the issue of the Series 5 Class B Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 5 TERM AAA ADVANCE" means the sub-loan of the Sixth Issuer Term AAA Advances in the amount of (pound)[750,000,000] and corresponding to the issue of the Series 5 Class A Sixth Issuer Notes;

        "SIXTH ISSUER SERIES 5 TERM ADVANCES" means the Sixth Issuer Series 5 Term AAA Advance, the Sixth Issuer Series 5 Term AA Advance and the Sixth Issuer Series 5 Term BBB Advance;

        "SIXTH ISSUER SERIES 5 TERM BBB ADVANCE" means the sub-loan of the Sixth Issuer Term BBB Advances in the amount of (pound)[43,000,000] and corresponding to the issue of the Series 5 Class C Sixth Issuer Notes;

        "SIXTH ISSUER STERLING ACCOUNT" means the sterling account in the name of the Sixth Issuer (account number o, Holmes Financing (No. 6) PLC, reference o, sort code o) held with Abbey National plc;

        "SIXTH ISSUER STERLING ACCOUNT BANK" means Abbey National plc, situated at 21 Prescot Street, London E1 8AD;

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                                       37

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        "SIXTH ISSUER STERLING ACCOUNT MANDATE" means the mandate pursuant to which the Sixth Issuer Sterling Account has been established;

        "SIXTH ISSUER SWAP AGREEMENTS" means the Dollar Currency Swap Agreements, the Euro Currency Swap Agreements and the Swiss Franc Currency Swap Agreement;

        "SIXTH ISSUER SWAP PROVIDER DEFAULT" means the occurrence of an Event of Default (as defined in the Sixth Issuer Swap Agreements) where a Sixth Issuer Swap Provider is the Defaulting Party;

        "SIXTH ISSUER SWAP PROVIDERS" means the Dollar Currency Swap Providers, the Euro Currency Swap Provider and the Swiss Franc Currency Swap Provider or any of them as the context requires;

        "SIXTH ISSUER SWAPS" means the Dollar Currency Swaps, the Euro Currency Swaps and the Swiss Franc Currency Swap;

        "SIXTH ISSUER TERM AA ADVANCES" means the Sixth Issuer Series 1 Term AA Advance, the Sixth Issuer Series 2 Term AA Advance, the Sixth Issuer Series 3 Term AA Advance, the Sixth Issuer Series 4 Term AA Advance and the Sixth Issuer Series 5 Term AA Advance;

        "SIXTH ISSUER TERM AAA ADVANCES" means the Sixth Issuer Series 1 Term AAA Advance, the Sixth Issuer Series 2 Term AAA Advance, the Sixth Issuer Series 3 Term AAA Advance, the Sixth Issuer Series 4 Term AAA Advance and the Sixth Issuer Series 5 Term AAA Advance;

        "SIXTH ISSUER TERM ADVANCES" means the Sixth Issuer Term AAA Advances, the Sixth Issuer Term AA Advances and the Sixth Issuer Term BBB Advances together and, as the context may require, any New Term Advance;

        "SIXTH ISSUER TERM BBB ADVANCES" means the Sixth Issuer Series 1 Term BBB Advance, the Sixth Issuer Series 2 Term BBB Advance, the Sixth Issuer Series 3 Term BBB Advance, the Sixth Issuer Series 4 Term BBB Advance and the Sixth Issuer Series 5 Term BBB Advance;

        "SIXTH ISSUER TRANSACTION ACCOUNT BANKS" means the Sixth Issuer Sterling Account Bank and the Sixth Issuer Non-Sterling Account Bank;

        "SIXTH ISSUER TRANSACTION ACCOUNT MANDATES" means the Sixth Issuer Sterling Account Mandate and the Sixth Issuer Non-Sterling Account Mandate;

        "SIXTH ISSUER TRANSACTION ACCOUNTS" means the Sixth Issuer Sterling Account and the Sixth Issuer Non-Sterling Accounts (or such other accounts at such other banks as may become a Sixth Issuer Transaction Account in accordance with the Transaction Documents);

        "SIXTH ISSUER TRANSACTION DOCUMENTS" means those Transaction Documents to which the Sixth Issuer is a party, including the Sixth Issuer Intercompany Loan Agreement, the Sixth Issuer Trust Deed, the Sixth Issuer Paying Agent and Agent Bank Agreement, the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement the Sixth Issuer Deed of Charge, the Sixth Issuer Cash Management Agreement, the Currency Swap Agreements, the Sixth Issuer Liquidity Facility Agreement, the Sixth Issuer Bank Account Agreement, the Sixth Issuer

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        Post-Enforcement Call Option Agreement, the Sixth Issuer Corporate
        Services Agreement and the Fifth Deed of Accession;

        "SIXTH ISSUER TRUST DEED" means the trust deed entered into on or about the Sixth Issuer Closing Date between the Sixth Issuer and the Note Trustee constituting the Sixth Issuer Notes;

        "SPECIFIED OFFICE" means as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Sixth Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Sixth Issuer and the Sixth Issuer Security Trustee pursuant to the Sixth Issuer Paying Agent and Agent Bank Agreement;

        "STERLING INTEREST DETERMINATION DATE" means the first day of the Interest Period for which the rate will apply;

        "SUBSCRIPTION AGREEMENTS" means (a) the Subscription Agreement relating to the sale of the Series 3 Sixth Issuer Notes and the sale of the Series 5 Sixth Issuer Notes dated ___, 2002 between the Sixth Issuer, Abbey National, Funding, the Mortgages Trustee and, as appropriate, the Managers; and (b) the Swiss Subscription Agreement;

        "SUCCESSOR AGENT" means any successor to any Agent who may be appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement;

        "SUCCESSOR AGENT BANK" means any successor to the Agent Bank who may be appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement;

        "SUCCESSOR PAYING AGENT" means any successor to any Paying Agent who may be appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement;

        "SUCCESSOR PRINCIPAL PAYING AGENT" means any successor to the Principal Paying Agent who may be appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement;

        "SUCCESSOR SWISS PAYING AGENT" means any successor to any Swiss Paying Agent who may be appointed by the Sixth Issuer under the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement;

        "SUCCESSOR SWISS PRINCIPAL PAYING AGENT" means any successor to the Swiss Principal Paying Agent who may be appointed by the Sixth Issuer under the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement;

        "SWISS FRANC CURRENCY SWAP" means the Sterling-Swiss Franc currency swap made under the Series 4 Class A2 Swiss Franc Currency Swap Agreement;

        "SWISS FRANC CURRENCY SWAP AGREEMENT" means the Series 4 Class A2 Swiss Franc Currency Swap Agreement;

        "SWISS FRANC CURRENCY SWAP PROVIDER" means ___;

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        "SWISS FRANC CURRENCY SWAP PROVIDER" means the occurrence of an Event of
        Default (as defined in the Currency Swap Agreements) where the Swiss Franc Currency Swap Provider is the Defaulting Party;

        "SWISS FRANC CURRENCY SWAP RATES" means the rates at which Swiss Francs are converted to Sterling or, as the case may be, Sterling is converted to Swiss Francs pursuant to the Series 4 Class A2 Swiss Franc Currency Swap Agreement, or, if there is no relevant Swiss Franc Currency Swap Agreement in effect at such time, the "SPOT" rate at which Swiss Francs are converted to Sterling or, as the case may be, Sterling is converted to Swiss Francs on the foreign exchange markets;

        "SWISS EXCHANGE" means the SWX Swiss Exchange;

        "SWISS FRANC INTEREST DETERMINATION DATE" means the first day of the Interest Period for which the rate will apply;

        "SWISS GLOBAL REG S SIXTH ISSUER NOTE" means the Series 4 Class A2 Global Sixth Issuer Note;

        "SWISS MANAGERS" means UBS AG, acting through its business group UBS Warburg;

        "SWISS PAYING AGENT AND AGENT BANK AGREEMENT" means the agreement entered into on or about the Sixth Issuer Closing Date between the Sixth Issuer, the Swiss Principal Paying Agent, the Agent Bank, the Swiss Paying Agents and the Security Trustee which sets out the appointment of the Swiss Paying Agents, the Transfer Agent and the Agent Bank for the Series 4 Class A2 Sixth Issuer Notes;

        "SWISS PAYING AGENTS" means UBS AG,;

        "SWISS PRINCIPAL PAYING AGENT" means UBS AG;

        "SWISS PROSPECTUS" means the prospectus dated ___, 2002 in relation to the listing of the Series 4 Class A2 Sixth Issuer Notes on the Swiss Exchange;

        "SWISS REG S DEFINITIVE SIXTH ISSUER NOTES" means where Definitive Sixth Issuer Notes are issued, the Sixth Issuer Notes issued by the Sixth Issuer in exchange for beneficial represented by the Swiss Reg S Global Sixth Issuer Note;

        "SWISS REG S GLOBAL SIXTH ISSUER NOTE" means the Series 4 Class A2 Global Sixth Issuer Note;

        "SWISS SUBSCRIPTION AGREEMENT" means the Subscription Agreement relating to the sale of the Series 4 Class A2 Sixth Issuer Notes dated ___, 2002 between the Sixth Issuer, Abbey National, Funding, the Mortgages Trustee, ___, and the other Swiss Managers;

        "TAX PAYMENT" means a payment made by the Sixth Issuer to the Sixth Issuer Liquidity Facility Provider as per Clause 10.1 of the Sixth Issuer Liquidity Facility Agreement;

        "TERM ADVANCE RATE OF INTEREST" has the meaning given in Clause 6.2 of the Intercompany Loan Terms and Conditions;


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        "TERM ADVANCE RATING" means the designated ratings which corresponds to the ratings assigned on the Sixth Issuer Closing Date to the corresponding class of Sixth Issuer Notes, the proceeds of which are applied by the Sixth Issuer to make such Term Advance to Funding. Any subsequent changes made to the ratings of the Sixth Issuer Notes will not affect the Term Advance Ratings of the Term Advances;

        "TERMS AND CONDITIONS" has the same meaning as "CONDITIONS";

        "TRANSACTION" means the transaction contemplated by the Transaction Documents;

        "TRANSACTION DOCUMENT" or "RELEVANT DOCUMENT" means any of the following documents:

        (a)     the Subscription Agreement;

        (b)     the Underwriting Agreement;

        (c)     the Sixth Issuer Intercompany Loan Agreement;

        (d)     the Mortgages Trust Deed;

        (e) the Abbey Deed and Power of Attorney in relation to the Mortgages Trust Deed;

        (f)     the Mortgage Sale Agreement;

        (g)     each Scottish Trust Deed;

        (h)     the Seller Power of Attorney;

        (i)     the Sixth Issuer Deed of Charge;

        (j)     the Sixth Issuer Power of Attorney;

        (k)     the Funding Deed of Charge;

        (l)     the Funding Power of Attorney;

        (m)     the Fifth Deed of Accession;

        (n)     the Funding Liquidity Facility Agreement;

        (o)     the Sixth Issuer Liquidity Facility Agreement;

        (p)     the Dollar Currency Swap Agreements;

        (q)     the Euro Currency Swap Agreements;

        (r)     the Swiss Franc Currency Swap Agreement;

        (s)     the Funding Swap Agreement;

        (t)     the Sixth Issuer Trust Deed;

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        (u)     the Sixth Issuer Paying Agent and Agent Bank Agreement;

        (v)     the Sixth Issuer Swiss Paying Agent and Agent Bank Agreement;

        (w)     the Amended and Restated Servicing Agreement;

        (x)     the Cash Management Agreement;

        (y)     the Sixth Issuer Cash Management Agreement;

        (z)     the Funding Guaranteed Investment Contract;

        (aa)    the Mortgages Trustee Guaranteed Investment Contract;

        (bb)    the Sixth Issuer Post-Enforcement Call Option Agreement;

        (cc)    the Bank Account Agreement;

        (dd)    the Sixth Issuer Bank Account Agreement;

        (ee)    the Corporate Services Agreement;

        (ff)    the Sixth Issuer Corporate Services Agreement; and

        (gg)    the Sixth Start-up Loan Agreement;

        "TRANSFER AGENT" means J.P. Morgan Bank Luxembourg S.A. in its capacity as the transfer agent appointed by the Sixth Issuer under the Sixth Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Sixth Issuer Notes;

        "UNDERWRITING AGREEMENT" means the Underwriting Agreement relating to the sale of the Series 1 Sixth Issuer Notes the Series 2 Sixth Issuer Notes, and the Series 4 Sixth Issuer Notes, (other than the Series 4 Class A2 Sixth Issuer Notes) dated o, 2002 between the Sixth Issuer, Funding, the Mortgages Trustee and, as applicable, Barclays Capital PLC and J.P. Morgan Securities Inc.;

        "US PAYING AGENT" means JPMorgan Chase Bank, New York Branch as paying agent in the United States of America; and

         "ZURICH BUSINESS DAY" means a day (other than a Saturday or Sunday) on which banks generally open for business in Zurich.

2.      INTERPRETATION AND CONSTRUCTION

2.1 Any reference in this Master Definitions and Construction Schedule or any Transaction Document to:

        "AFFILIATE" of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

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        the "ASSETS" of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

        "DIRECTION" or request of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of the Class A Sixth Issuer Notes shall mean:

        (a) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Sixth Issuer Security Trustee, affects the interests of the holders of one class only of the Class A Sixth Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such class of Class A Sixth Issuer Notes;

        (b) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Sixth Issuer Security Trustee, affects the interests of the holders of any two or more classes of the Class A Sixth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class A Sixth Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such two or more classes of the Class A Sixth Issuer Notes; and

        (c) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Sixth Issuer Security Trustee, affects the interests of the holders of any two or more classes of the Class A Sixth Issuer Notes and gives or may give rise to conflict of interest between the holders of such two or more classes of the Class A Sixth Issuer Notes, separate directions of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of any two or more such classes of the Class A Sixth Issuer Notes;

        and, in the case of (b) above, where the relevant classes of the Class A Sixth Issuer Notes are not all in the same currency, the Principal Amount Outstanding of Class A Sixth Issuer Notes denominated in US dollars or euro shall be the equivalent in sterling at the currency Swap Rate;

        "DISPOSAL" shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and "DISPOSE" shall be construed accordingly;

        a "GUARANTEE" means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

        "HOLDING COMPANY" means a holding company within the meaning of Section 736 of the Companies Act 1985;


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        "INDEBTEDNESS" shall be construed so as to include any obligation
        (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

        a "MONTH" is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding Business Day Provided that, if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month (and references to "MONTHS" shall be construed accordingly);

        "PARTY" shall be construed as a party to a particular agreement, as the case may be;

        "SUBSIDIARY" means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

        "TARGET BUSINESS DAY" means a day on which the Trans-European Automated Real-time Gross settlement Express transfer (TARGET) system is open;

        "VAT" means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

        a "WHOLLY-OWNED SUBSIDIARY" of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

        the "WINDING-UP", "DISSOLUTION" or "ADMINISTRATION" of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.2 "(POUND)", "STERLING" or "POUNDS STERLING" denotes the lawful currency for the time being of the United Kingdom; "$", "US$", "DOLLAR" or "USD" denotes the lawful currency for the time being of the United States of America, "CHF" or "SWISS FRANCS" denotes the lawful currency for the time being of Switzerland and "(euro)", "EURO" or "EURO" denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7th February, 1992 and the Treaty of Amsterdam of 2nd October 1997 establishing the European Community, as further amended from time to time.

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2.3     In this Sixth Issuer Master Definitions and Construction Schedule and in
        any of the Transaction Documents in which this Master Sixth Issuer Definitions Schedule is expressed to be incorporated or to which this Sixth Issuer Master Definitions and Construction Schedule is expressed to apply:

        (a) words denoting the singular number only shall include the plural number also and vice versa;

        (b)     words denoting one gender only shall include the other genders;

        (c) words denoting persons only shall include firms and corporations and vice versa;

        (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

        (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

        (f) clause, paragraph and schedule headings are for ease of reference only;

        (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

        (h) reference to a time of day shall be construed as a reference to London time; and

        (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.4 Any definition that appears in the Sixth Issuer Agreements that does not appear in this Sixth Issuer Master Definitions and Construction Schedule, shall have the meaning given in the Master Definitions and Construction Schedule (as the same may be amended or varied from time to time), as the context so requires. In the event of a conflict between the definitions in the Sixth Issuer Master Definitions and Construction Schedule and the Master Definitions and Construction Schedule, the definitions in the Sixth Issuer Master Definitions and Construction Schedule shall prevail.

3.      GOVERNING LAW

        This Master Definitions and Construction Schedule is governed by, and shall be construed in accordance with, the laws of England, and the parties hereto irrevocably submit to the jurisdiction of the courts of England.

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                                       45

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                                   SIGNATORIES

Signed for the purposes of identification by         )
ALLEN & OVERY                                        )

Signed for the purposes of identification by         )
SLAUGHTER AND MAY                                    )